EXHIBIT 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


        As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement on Form S-8 (Statement File No. 33-58860).




                                                             ARTHUR ANDERSEN LLP



Charlotte, North Carolina,
  March 19, 1999.